Allstate Assurance Company

Allstate Assurance Company Separate Account B

Notice to Contract Owners

February 2, 2017

This Notice contains updated information about the Allstate Assurance Company Separate Account B (the "Separate Account") investment option available under certain variable annuity contracts ("Contracts") issued by Allstate Assurance Company (the "Company"). Our records indicate that you own a Contract. Please retain this Notice for your records, whether or not you are currently invested in the Separate Account. This Notice is neither an offer to buy or sell any security and is for informational purposes only.

The Separate Account has been shrinking in size over the years and currently has fewer than 50 individuals investing in it. Accordingly, the Company applied for an order ("Order") from the Securities and Exchange Commission to exempt the Separate Account from the requirements of the Investment Company Act of 1940 (the "Act").

On January 27, 2017, the Securities and Exchange Commission issued a notice of its intent to grant the Company's requested Order. Upon issuance of the Order, certain legal protections afforded to contract owners allocating assets to an investment company registered under the Act will no longer apply to Contract owners with assets in the Separate Account. Nevertheless, the terms and conditions of the Contracts have not changed and the Company continues to be responsible for satisfying all the obligations to Contract owners as specified under the terms of their Contracts.

Please contact Allstate Assurance Company, c/o J. Paul Jullienne, Unum Group, Law Dept. 7S730, 1 Fountain Square, Chattanooga, Tennessee, 37402 if you have any questions regarding the foregoing. If you are invested in the Separate Account, this Notice constitutes a supplement to the prospectus dated April 29, 2016 describing the Contracts.